Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Uranium Hunter Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the "Form 10-Q") of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 17, 2009

/s/ Reno J. Calabrigo
Reno J. Calabrigo
Chief Executive Officer
Uranium Hunter Corporation

Dated: August 17, 2009

/s/ Rakesh Malhotra
Rakesh Malhotra
Chief Financial Officer
Uranium Hunter Corporation

A signed original of this written statement required by Section 906 has been provided to Uranium Hunter Corporation and will be retained by Uranium Hunter Corporation and furnished to the Securities and Exchange Commission or its staff upon request.